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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) December 27, 2001


                 Salomon Brothers Mortgage Securities VII, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                                   333-63752-01                13-3439681
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(State or Other Jurisdiction                (Commission                 (IRS Employer
of Incorporation)                           File Number)                Identification No.)


388 Greenwich Street, New York New York                                 10013
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(Address of Principal Executive Offices)                                (Zip Code)


Registrant's telephone number, including area code  (212) 783-5635
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

-----------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                (Zip Code)



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Item 2.  Acquisition or Disposition of Assets.

              On December 27, 2001, a single series of certificates entitled Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JP Morgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation ("Allied") as MJ Ocala Hilton Companion Mortgage Loan Noteholder. The Certificates consist of 22 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class BR Certificates", the "Class R Certificates", and the "Class Y Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in July 2001 (the "Cut-off Date"), an aggregate principal balance of $877,619,220 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Salomon Brothers Realty Corp. ("SBRC"), which is an affiliate of the Depositor and Salomon Smith Barney Inc. ("SSBI"), certain of the mortgage loans from Greenwich Capital Financial Products ("GCFP"), which is an affiliate of Greenwich Capital Markets, Inc. ("Greenwich Capital"), certain of the Mortgage Loans from Artesia Mortgage Capital Corporation ("AMCC") and the remaining Mortgage Loan from Allied (collectively with SBRC, GCFP and AMCC, the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers (the "Mortgage Loan Purchase Agreements"). The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to SSBI, Greenwich Capital, J.P. Morgan Securities Inc. ("J.P. Morgan"), First Union Securities, Inc. ("First Union") and Credit Suisse First Boston Corporation ("CSFB"; and, together with SSBI, Greenwich Capital, J.P. Morgan and First Union, the "Underwriters"), pursuant to an underwriting agreement dated December 18, 2001 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1. A form of the Underwriting Agreement is attached hereto as
Exhibit 99.2. A form of the Mortgage Loan Purchase Agreement relating to each Mortgage Loan Seller is attached hereto as Exhibit 99.3, 99.4, 99.5 or 99.6.

              The Class A-1 Certificates have an initial aggregate principal balance of $50,000,000. The Class A-2 Certificates have an initial aggregate principal balance of $90,000,000. The Class A-3 Certificates have an initial aggregate principal balance of $530,163,000. The Class B Certificates have an initial aggregate principal balance of $36,751,000. The Class C Certificates have an initial aggregate principal balance of $10,810,000. The Class D Certificates have an initial aggregate principal balance of $27,022,000. The Class E Certificates have an initial aggregate principal balance of $11,890,000. The Class X-1 Certificates have an initial aggregate notional amount of $864,727,715. The Class X-2 Certificates have an initial aggregate notional amount of $513,353,000. The Class F Certificates have an initial aggregate principal balance of $10,809,000. The Class G Certificates have an initial aggregate principal balance of $14,052,000. The Class H Certificates have an initial aggregate principal balance of $10,809,000. The Class J Certificates have an initial aggregate principal balance of $18,376,000. The



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Class K Certificates have an initial aggregate principal balance of $14,052,000.
The Class L Certificates have an initial aggregate principal balance of $6,485,000. The Class M Certificates have an initial aggregate principal balance of $5,405,000. The Class N Certificates have an initial aggregate principal balance of $6,485,000. The Class P Certificates have an initial aggregate principal balance of $5,405,000. The Class Q certificates have an initial aggregate principal balance of $16,213,715

              Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

       Not applicable.

(b) Pro forma financial information:

       Not applicable.

(c) Exhibits:

Exhibit No.    Description

99.1           Pooling and Servicing Agreement.

99.2           Underwriting Agreement.

99.3           SBRC Mortgage Loan Purchase Agreement.

99.4           GCFP Mortgage Loan Purchase Agreement.

99.5           AMCC Mortgage Loan Purchase Agreement.

99.6           Allied Mortgage Loan Purchase Agreement.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 11, 2002


                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC


                                      By: /s/ Angela Vleck
                                         -----------------
                                      Name: Angela Vleck
                                      Title:   Vice President



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                                  EXHIBIT INDEX

              The following exhibits are filed herewith:


Exhibit No.
-----------

99.1           Pooling and Servicing Agreement.

99.2           Underwriting Agreement.

99.3           SBRC Mortgage Loan Purchase Agreement.

99.4           GCFP Mortgage Loan Purchase Agreement.

99.5           AMCC Mortgage Loan Purchase Agreement.

99.6           Allied Mortgage Loan Purchase Agreement.




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